Exhibit 99.1

As previously announced, on March 1, 2022, Zimmer Biomet Holdings, Inc. (the “Company”) completed the separation (the “Separation”) of its spine and dental businesses through the distribution by the Company of 80.3% of the outstanding shares of common stock of ZimVie Inc. (“ZimVie”) to the Company’s stockholders at the close of business on February 15, 2022 (the “Record Date”). The distribution was made in the amount of one share of ZimVie common stock for every ten shares of Company common stock owned by the Company’s stockholders at the close of business on the Record Date.

Due to the Separation, the Company is recasting certain previously reported financial information.  The historical results of the spine and dental businesses are excluded from net sales, expenses and other line items, and reflected as discontinued operations, in the Company’s unaudited Consolidated Statements of Earnings provided below.  The Company is also recasting certain of its previously disclosed unaudited non-GAAP1 financial measures to exclude discontinued operations, as well as for a change to include upfront charges and development milestones related to in-process research and development (“IPR&D”) projects acquired in a transaction other than a business combination in its non-GAAP financial measures.  Additional information related to the changes in non-GAAP financial measures is further discussed below.

The Company is also updating how it presents geographic and product category sales to allow for better comparability with its peers.

The recast unaudited Consolidated Statements of Earnings on a continuing operations basis and other financial information contained herein are for informational purposes only. They do not necessarily reflect the results that would have been reported had the Separation actually been completed prior to the periods presented and are not necessarily indicative of future results.

[1]	U.S. generally accepted accounting principles (“GAAP”).

The following unaudited Consolidated Statements of Earnings have been recast to reflect the historical results of the spine and dental businesses as discontinued operations, and such results are excluded from all line items other than those that reference discontinued operations.

ZIMMER BIOMET HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(in millions, except per share amounts, unaudited)

	2021					2020	2019

	Three Months Ended Mar 31, 2021	Three Months Ended Jun 30, 2021	Three Months Ended Sep 30, 2021	Three Months Ended Dec 31, 2021	Year Ended Dec 31, 2021	Year Ended Dec 31, 2020	Year Ended Dec 31, 2019
Net Sales	$1,601.4	$1,763.3	$1,685.4	$1,777.2	$6,827.3	$6,127.5	$6,960.6
Cost of products sold, excluding intangible asset amortization	436.3	496.2	491.4	536.5	1,960.4	1,824.3	1,943.7
Intangible asset amortization	133.6	132.9	132.2	130.8	529.5	512.1	500.9
Research and development	81.0	165.0	93.8	96.0	435.8	322.8	394.1
Selling, general and administrative	657.0	696.8	684.4	805.2	2,843.4	2,712.7	2,810.1
Goodwill and intangible asset impairment	-	16.3	-	-	16.3	503.0	70.1
Restructuring and other cost reduction initiatives	21.3	18.8	22.5	63.1	125.7	107.2	48.2
Quality remediation	10.1	11.0	11.7	20.0	52.8	50.9	82.0
Acquisition, integration, divestiture and related	3.4	1.5	6.4	(8.2)	3.1	11.4	(0.5)
Operating expenses	1,342.7	1,538.5	1,442.4	1,643.4	5,967.0	6,044.4	5,848.6
Operating Profit	258.7	224.8	243.0	133.8	860.3	83.1	1,112.0
Other income (expense), net	7.7	8.0	0.3	(3.8)	12.2	23.8	(4.9)
Interest expense, net	(52.3)	(54.7)	(52.6)	(48.8)	(208.4)	(212.1)	(227.0)
Loss on early extinguishment of debt	-	-	-	(165.1)	(165.1)	-	-
Earnings (loss) from continuing operations before income taxes	214.1	178.1	190.7	(83.9)	499.0	(105.2)	880.1
Provision (benefit) for income taxes	21.1	33.3	28.3	(29.2)	53.5	(96.0)	(238.0)
Net Earnings (Loss) from Continuing Operations	193.0	144.8	162.4	(54.7)	445.5	(9.2)	1,118.1
Less: Net earnings (loss) attributable to noncontrolling interest	(0.4)	0.6	0.2	0.1	0.5	1.5	(0.1)
Net Earnings (Loss) from Continuing Operations of Zimmer Biomet Holdings, Inc.	193.4	144.2	162.2	(54.8)	445.0	(10.7)	1,118.2
Earnings (Loss) from Discontinued Operations, Net of Tax	4.7	(2.3)	(16.6)	(29.2)	(43.4)	(128.2)	13.4
Net Earnings (Loss) of Zimmer Biomet Holdings, Inc.	$198.1	$141.9	$145.6	$(84.0)	$401.6	$(138.9)	$1,131.6

Basic Earnings Per Common Share
Earnings (Loss) from Continuing Operations	$0.93	$0.69	$0.78	$(0.26)	$2.14	$(0.05)	$5.45
Earnings (Loss) from Discontinued Operations	0.02	(0.01)	(0.08)	(0.14)	(0.21)	(0.62)	0.07
Basic Earnings (Loss) per Common Share	$0.95	$0.68	$0.70	$(0.40)	$1.93	$(0.67)	$5.52

Diluted Earnings Per Common Share
Earnings (Loss) from Continuing Operations	$0.92	$0.68	$0.77	$(0.26)	$2.12	$(0.05)	$5.41
Earnings (Loss) from Discontinued Operations	0.02	(0.01)	(0.08)	(0.14)	(0.21)	(0.62)	0.06
Diluted Earnings (Loss) per Common Share	$0.94	$0.67	$0.69	$(0.40)	$1.91	$(0.67)	$5.47

Weighted Average Common Shares Outstanding
Basic	208.0	208.6	208.8	208.9	208.6	207.0	205.1
Diluted	210.2	210.7	210.6	208.9	210.4	207.0	206.7

The tables below present net earnings (loss) from continuing operations of Zimmer Biomet Holdings, Inc., diluted earnings (loss) from continuing operations per share, along with other various financial statement line items reflecting discontinued operations, on a GAAP (reported) basis and on an adjusted (non-GAAP) basis.  The Company has recast its previously disclosed non-GAAP financial measures to only reflect the results from continuing operations; thereby removing the discontinued operations of its spine and dental businesses from its non-GAAP financial measures.  Additionally, beginning in the three-month period ended March 31, 2022, the Company will include upfront charges and development milestones related to IPR&D projects acquired in a transaction other than a business combination in its non-GAAP financial measures.  Previously, material charges for these IPR&D projects were excluded from the Company’s non-GAAP financial measures.  The Company is making this adjustment due to recent guidance from the U.S. Securities and Exchange Commission.  The three-month period ended June 30, 2021, and years ended December 31, 2021 and 2019 are the only historical periods presented herein in which the Company had excluded such charges from its previously disclosed non-GAAP financial measures, and therefore those periods have been recast to conform to the new presentation in the tables below.  The impact of this change in the three-month period ended June 30, 2021 and year ended December 31, 2021 was an increase to Research and development (“R&D”) expense of $65.0 million, or $50.4 million net of tax.  The impact of this change in the year ended December 31, 2019 was an increase to R&D expense of $5.8 million, or $4.3 million net of tax.

Adjusted earnings from continuing operations and adjusted diluted earnings from continuing operations per share exclude the effects of certain items, which are detailed in the below reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Sales change information in the tables below is presented on a GAAP (reported) basis and on a constant currency basis. The Company has recast the sales change information to only reflect net sales from continuing operations. Further, constant currency percentage changes exclude the effects of foreign currency exchange rates. They are calculated by translating current and prior-period sales at the same predetermined exchange rate. The translated results are then used to determine year-over-year percentage increases or decreases.

The non-GAAP financial measures presented herein differ from financial measures calculated in accordance with GAAP.  These non-GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.  Management uses non-GAAP financial measures internally to evaluate the performance of the business.  Additionally, management believes these non-GAAP measures provide meaningful incremental information to investors to consider when evaluating the performance of the Company.  Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported income but that do not impact the fundamentals of our operations.  The non-GAAP measures enable the evaluation of operating results and trend analysis by allowing a reader to better identify operating trends that may otherwise be masked or distorted by these types of items that are excluded from the non-GAAP measures.  In addition, adjusted operating profit from continuing operations and adjusted diluted earnings from continuing operations per share are used as performance metrics in our incentive compensation programs.

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF REPORTED TO ADJUSTED RESULTS
(in millions, except per share amounts, unaudited)

FOR THE THREE MONTHS ENDED MARCH 31, 2021
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other income (expense), net	Provision (benefit) for income taxes	Net Earnings (Loss) from Continuing Operations of Zimmer Biomet Holdings, Inc.	Diluted Earnings (Loss) from Continuing Operations
As Reported	$436.3	$133.6	$81.0	$657.0	$21.3	$10.1	$3.4	$7.7	$21.1	$193.4	$0.92
Inventory and manufacturing-related charges(1)	5.9	-	-	-	-	-	-	-	5.4	(11.3)	(0.05)
Intangible asset amortization(2)	-	(133.6)	-	-	-	-	-	-	27.4	106.2	0.50
Restructuring and other cost reduction initiatives(3)	-	-	-	-	(21.3)	-	-	-	5.0	16.3	0.08
Quality remediation(4)	-	-	-	-	-	(10.1)	-	-	2.3	7.8	0.04
Acquisition, integration, divestiture and related(5)	-	-	-	-	-	-	(3.4)	-	1.7	1.7	0.01
Litigation(6)	-	-	-	(6.1)	-	-	-	-	0.6	5.5	0.02
European Union Medical Device Regulation(7)	-	-	(6.5)	-	-	-	-	-	1.4	5.1	0.02
Other charges(8)	-	-	-	(2.9)	-	-	-	(4.1)	(1.5)	0.3	-
Swiss tax reform(9)	-	-	-	-	-	-	-	-	(3.4)	3.4	0.02
Other certain tax adjustments(10)	-	-	-	-	-	-	-	-	1.9	(1.9)	(0.01)
As Adjusted	$442.2	$-	$74.5	$648.0	$-	$-	$-	$3.6	$61.9	$326.5	$1.55

FOR THE THREE MONTHS ENDED JUNE 30, 2021
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Goodwill and intangible asset impairment	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other income (expense), net	Provision (benefit) for income taxes	Net Earnings (Loss) from Continuing Operations of Zimmer Biomet Holdings, Inc.	Diluted Earnings (Loss) from Continuing Operations
As Reported	$496.2	$132.9	$165.0	$696.8	$16.3	$18.8	$11.0	$1.5	$8.0	$33.3	$144.2	$0.68
Inventory and manufacturing-related charges(1)	(7.1)	-	-	-	-	-	-	-	-	4.4	2.7	0.01
Intangible asset amortization(2)	-	(132.9)	-	-	-	-	-	-	-	27.0	105.9	0.50
Goodwill and intangible asset impairment(11)	-	-	-	-	(16.3)	-	-	-	-	2.1	14.2	0.07
Restructuring and other cost reduction initiatives(3)	-	-	-	-	-	(18.8)	-	-	-	3.5	15.3	0.07
Quality remediation(4)	-	-	-	-	-	-	(11.0)	-	-	2.6	8.4	0.04
Acquisition, integration, divestiture and related(5)	-	-	-	-	-	-	-	(1.5)	-	0.1	1.4	0.01
Litigation(6)	-	-	-	(3.6)	-	-	-	-	-	0.4	3.2	0.02
European Union Medical Device Regulation(7)	-	-	(9.6)	-	-	-	-	-	-	2.2	7.4	0.04
Other charges(8)	-	-	-	1.5	-	-	-	-	(3.1)	(3.0)	(1.6)	(0.01)
Swiss tax reform(9)	-	-	-	-	-	-	-	-	-	(15.4)	15.4	0.07
Other certain tax adjustments(10)	-	-	-	-	-	-	-	-	-	(1.6)	1.6	0.01
As Adjusted	$489.1	$-	$155.4	$694.7	$-	$-	$-	$-	$4.9	$55.6	$318.1	$1.51

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2021
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other income (expense), net	Provision (benefit) for income taxes	Net Earnings (Loss) from Continuing Operations of Zimmer Biomet Holdings, Inc.	Diluted Earnings (Loss) from Continuing Operations
As Reported	$491.4	$132.2	$93.8	$684.4	$22.5	$11.7	$6.4	$0.3	$28.3	$162.2	$0.77
Inventory and manufacturing-related charges(1)	(5.2)	-	-	-	-	-	-	-	6.6	(1.4)	(0.01)
Intangible asset amortization(2)	-	(132.2)	-	-	-	-	-	-	20.0	112.2	0.53
Restructuring and other cost reduction initiatives(3)	-	-	-	-	(22.5)	-	-	-	2.1	20.4	0.10
Quality remediation(4)	-	-	-	-	-	(11.7)	-	-	2.8	8.9	0.04
Acquisition, integration, divestiture and related(5)	-	-	-	-	-	-	(6.4)	-	0.6	5.8	0.03
Litigation(6)	-	-	-	(43.6)	-	-	-	-	4.9	38.7	0.18
European Union Medical Device Regulation(7)	-	-	(10.6)	-	-	-	-	-	2.4	8.2	0.04
Other charges(8)	-	-	-	(2.1)	-	-	-	3.8	(3.7)	9.6	0.05
Swiss tax reform(9)	-	-	-	-	-	-	-	-	(9.6)	9.6	0.05
Other certain tax adjustments(10)	-	-	-	-	-	-	-	-	13.8	(13.8)	(0.07)
As Adjusted	$486.2	$-	$83.2	$638.7	$-	$-	$-	$4.1	$68.2	$360.4	$1.71

FOR THE THREE MONTHS ENDED DECEMBER 31, 2021
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other income (expense), net	Loss on early extinguishment of debt	Provision (benefit) for income taxes	Net Earnings (Loss) from Continuing Operations of Zimmer Biomet Holdings, Inc.	Diluted Earnings (Loss) from Continuing Operations
As Reported	$536.5	$130.8	$96.0	$805.2	$63.1	$20.0	$(8.2)	$(3.8)	$(165.1)	$(29.2)	$(54.8)	$(0.26)
Inventory and manufacturing-related charges(1)	1.3	-	-	-	-	-	-	-	-	2.4	(3.7)	(0.02)
Intangible asset amortization(2)	-	(130.8)	-	-	-	-	-	-	-	25.7	105.1	0.50
Restructuring and other cost reduction initiatives(3)	-	-	-	-	(63.1)	-	-	-	-	11.0	52.1	0.25
Quality remediation(4)	-	-	-	-	-	(20.0)	-	-	-	4.7	15.3	0.07
Acquisition, integration, divestiture and related(5)	-	-	-	-	-	-	8.2	-	-	(1.3)	(6.9)	(0.03)
Litigation(6)	-	-	-	(139.6)	-	-	-	-	-	19.4	120.2	0.58
European Union Medical Device Regulation(7)	-	-	(14.1)	-	-	-	-	-	-	3.1	11.0	0.05
Other charges(8)	-	-	-	(7.3)	-	-	-	3.9	-	14.2	(3.0)	(0.01)
Loss on early extinguishment of debt(12)	-	-	-	-	-	-	-	-	165.1	30.5	134.6	0.64
Swiss tax reform(9)	-	-	-	-	-	-	-	-	-	(1.7)	1.7	0.01
Other certain tax adjustments(10)	-	-	-	-	-	-	-	-	-	(4.4)	4.4	0.02
Effect of dilutive shares assuming net earnings(13)	-	-		-	-	-		-	-	-	-	(0.01)
As Adjusted	$537.8	$-	$81.9	$658.3	$-	$-	$-	$0.1	$-	$74.4	$376.0	$1.79

FOR THE YEAR ENDED DECEMBER 31, 2021
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Goodwill and intangible asset impairment	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other income (expense), net	Loss on early extinguishment of debt	Provision (benefit) for income taxes	Net Earnings (Loss) from Continuing Operations of Zimmer Biomet Holdings, Inc.	Diluted Earnings (Loss) from Continuing Operations
As Reported	$1,960.4	$529.5	$435.8	$2,843.4	$16.3	$125.7	$52.8	$3.1	$12.2	$(165.1)	$53.5	$445.0	$2.12
Inventory and manufacturing-related charges(1)	(5.1)	-	-	-	-	-	-	-	-	-	18.8	(13.7)	(0.07)
Intangible asset amortization(2)	-	(529.5)	-	-	-	-	-	-	-	-	100.1	429.4	2.04
Goodwill and intangible asset impairment(11)	-	-	-	-	(16.3)	-	-	-	-	-	2.1	14.2	0.07
Restructuring and other cost reduction initiatives(3)	-	-	-	-	-	(125.7)	-	-	-	-	21.6	104.1	0.49
Quality remediation(4)	-	-	-	-	-	-	(52.8)	-	-	-	12.4	40.4	0.19
Acquisition, integration, divestiture and related(5)	-	-	-	-	-	-	-	(3.1)	-	-	1.1	2.0	0.01
Litigation(6)	-	-	-	(192.9)	-	-	-	-	-	-	25.3	167.6	0.80
European Union Medical Device Regulation(7)	-	-	(40.8)	-	-	-	-	-	-	-	9.1	31.7	0.15
Other charges(8)	-	-	-	(10.8)	-	-	-	-	0.5	-	6.0	5.3	0.03
Loss on early extinguishment of debt(12)	-	-	-	-	-	-		-	-	165.1	30.5	134.6	0.64
Swiss tax reform(9)	-	-	-	-	-	-	-	-	-	-	(30.1)	30.1	0.14
Other certain tax adjustments(10)	-	-	-	-	-	-	-	-	-	-	9.7	(9.7)	(0.05)
As Adjusted	$1,955.3	$-	$395.0	$2,639.7	$-	$-	$-	$-	$12.7	$-	$260.1	$1,381.0	$6.56

FOR THE YEAR ENDED DECEMBER 31, 2020
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Goodwill and intangible asset impairment	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Other income (expense), net	Provision (benefit) for income taxes	Net Earnings (Loss) from Continuing Operations of Zimmer Biomet Holdings, Inc.	Diluted Earnings (Loss) from Continuing Operations
As Reported	$1,824.3	$512.1	$322.8	$2,712.7	$503.0	$107.2	$50.9	$11.4	$23.8	$(96.0)	$(10.7)	$(0.05)
Inventory and manufacturing-related charges(1)	(55.0)	-	-	-	-	-	-	-	-	36.3	18.7	0.09
Intangible asset amortization(2)	-	(512.1)	-	-	-	-	-	-	-	93.6	418.5	2.02
Goodwill and intangible asset impairment(11)	-	-	-	-	(503.0)	-	-	-	-	4.4	498.6	2.41
Restructuring and other cost reduction initiatives(3)	-	-	-	-	-	(107.2)	-	-	-	25.9	81.3	0.39
Quality remediation(4)	(0.2)	-	-	-	-	-	(50.9)	-	-	12.1	39.0	0.19
Acquisition, integration, divestiture and related(5)	-	-	-	-	-	-	-	(11.4)	-	4.7	6.7	0.03
Litigation(6)	-	-	-	(159.8)	-	-	-	-	-	36.9	122.9	0.59
European Union Medical Device Regulation(7)	-	-	(22.5)	-	-	-	-	-	-	4.5	18.0	0.09
Other charges(8)	-	-	-	(25.8)	-	-	-	-	(13.7)	5.6	6.5	0.03
Swiss tax reform(9)	-	-	-	-	-	-	-	-	-	5.0	(5.0)	(0.02)
Other certain tax adjustments(10)	-	-	-	-	-	-	-	-	-	80.1	(80.1)	(0.39)
Effect of dilutive shares assuming net earnings(13)	-	-	-	-	-	-	-	-	-	-	-	(0.03)
As Adjusted	$1,769.1	$-	$300.3	$2,527.1	$-	$-	$-	$-	$10.1	$213.1	$1,114.4	$5.35

FOR THE YEAR ENDED DECEMBER 31, 2019
	Cost of products sold, excluding intangible asset amortization	Intangible asset amortization	Research and development	Selling, general and administrative	Goodwill and intangible asset impairment	Restructuring and other cost reduction initiatives	Quality remediation	Acquisition, integration, divestiture and related	Provision (benefit) for income taxes	Net Earnings (Loss) from Continuing Operations of Zimmer Biomet Holdings, Inc.	Diluted Earnings (Loss) from Continuing Operations
As Reported	$1,943.7	$500.9	$394.1	$2,810.1	$70.1	$48.2	$82.0	$(0.5)	$(238.0)	$1,118.2	$5.41
Inventory and manufacturing-related charges(1)	(59.3)	-	-	-	-	-	-	-	23.7	35.6	0.17
Intangible asset amortization(2)	-	(500.9)	-	-	-	-	-	-	94.8	406.1	1.97
Goodwill and intangible asset impairment(11)	-	-	-	-	(70.1)	-	-	-	5.5	64.6	0.31
Restructuring and other cost reduction initiatives(3)	-	-	-	-	-	(48.2)	-	-	4.0	44.2	0.21
Quality remediation(4)	(5.2)	-	-	-	-	-	(82.0)	-	20.3	66.9	0.32
Acquisition, integration, divestiture and related(5)	-	-	-	-	-	-	-	0.5	5.5	(6.0)	(0.03)
Litigation(6)	-	-	-	(41.5)	-	-	-	-	5.8	35.7	0.17
European Union Medical Device Regulation(7)	-	-	(27.0)	-	-	-	-	-	16.0	11.0	0.05
Other charges(8)	-	-	-	(114.3)	-	-	-	-	25.6	88.7	0.43
Swiss tax reform(9)	-	-	-	-	-	-	-	-	315.0	(315.0)	(1.52)
Other certain tax adjustments(10)	-	-	-	-	-	-	-	-	13.6	(13.6)	(0.06)
As Adjusted	$1,879.2	$-	$367.1	$2,654.3	$-	$-	$-	$-	$291.8	$1,536.4	$7.43

(1)

Inventory and manufacturing-related charges include excess and obsolete inventory charges on certain product lines the Company intends to discontinue, incremental cost of products sold from stepping up inventory to its fair value from its manufactured cost in business combination accounting and other inventory and manufacturing-related charges or gains.

(2)

The Company excludes intangible asset amortization as well as deferred tax rate changes on intangible assets from its non-GAAP financial measures because the Company internally assess its performance against peers without this amortization.  Due to various levels of acquisitions among the Company’s peers, intangible asset amortization can vary significantly from company to company.

(3)

In 2019 and 2021, the Company initiated global restructuring programs that included a reorganization of key businesses and an overall effort to reduce costs in order to accelerate decision-making, focus the organization on priorities to drive growth and to prepare for the planned spinoff of ZimVie.  Restructuring and other cost reduction initiatives also include other cost reduction initiatives that have the goal of reducing costs across the organization.  The costs include employee termination benefits; contract terminations for facilities and sales agents; and other charges, such as retention period salaries and benefits and relocation costs

(4)

The Company is addressing inspectional observations on Form 483 and a Warning Letter issued by the U.S. Food and Drug Administration (“FDA”) following its previous inspections of the Company’s Warsaw North Campus facility, among other matters.  This quality remediation has required the Company to devote significant financial resources and is for a discrete period of time.  The majority of the expenses are related to consultants who are helping the Company to update previous documents and redesign certain processes.

(5)

The acquisition, integration, divestiture and related net expenses the Company has excluded from its non-GAAP financial measures included costs from various acquisitions as well as gains from a transition manufacturing and supply agreement for the Company to supply ZimVie products for a limited time period.

(6)

The Company is involved in routine patent litigation, product liability litigation, commercial litigation and other various litigation matters.  The Company reviews litigation matters from both a qualitative and quantitative perspective to determine if excluding the losses or gains will provide its investors with useful incremental information.  Litigation matters can vary in their characteristics, frequency and significance to the Company’s operating results.  The litigation charges and gains excluded from the Company’s non-GAAP financial measures in the periods presented relate to product liability matters where it has received numerous claims on specific products, patent litigation and commercial litigation related to a common matter in multiple jurisdictions.  In regards to the product liability matters, due to the complexities involved and claims filed in multiple districts, the expenses associated with these matters are significant to the Company’s operating results.  Once the litigation matter has been excluded from the Company’s non-GAAP financial measures in a particular period, any additional expenses or gains from changes in estimates are also excluded, even if they are not significant, to ensure consistency in the Company’s non-GAAP financial measures from period-to-period.

(7)

The European Union Medical Device Regulation imposes significant additional premarket and postmarket requirements.  The new regulations provided a transition period until May 2021 for previously-approved medical devices to meet the additional requirements.  For certain devices, this transition period can be extended until May 2024.  The Company is excluding from its non-GAAP financial measures the incremental costs incurred to establish initial compliance with the regulations related to its previously-approved medical devices.  The incremental costs primarily include temporary personnel and third-party professionals necessary to supplement the Company’s internal resources.

(8)

The Company has incurred other various expenses or gains from specific events or projects that it considers highly variable or that have a significant impact to its operating results that it has excluded from its non-GAAP measures.  These include costs related to legal entity, distribution and manufacturing optimization, including contract terminations, gains and losses from changes in fair value on the Company’s equity investments, as well as, in the 2020 and 2019 periods, the Company’s costs of complying with a Deferred Prosecution Agreement (“DPA”) with the U.S. government related to certain Foreign Corrupt Practices Act matters involving certain of its subsidiaries, which DPA concluded in February 2021.

(9)

The Company recognized a tax benefit related to Switzerland’s Federal Act on Tax Reform and AHV Financing (“TRAF”) in addition to an impact from certain restructuring transactions in Switzerland.  Also included are tax adjustments relating to the ongoing impacts of tax only amortization resulting from TRAF as well as certain restructuring transactions in Switzerland.

(10)

Other certain tax adjustments relate to various discrete tax period adjustments.  In 2021, the adjustments were primarily related to tax reform planning. In 2020, the adjustments were primarily related to the resolution of or changes in estimates of significant uncertain tax positions as a result of settlements or favorable rulings.  In 2019, the adjustments were primarily related to changes in tax rates on deferred tax liabilities recorded on intangible assets recognized in acquisition-related accounting and adjustments from internal restructuring transactions that provided the Company access to offshore funds in a tax efficient manner.

(11)

In the first quarter of 2020, the Company recognized a goodwill impairment charge of $470.0 million related to its EMEA reporting unit. In the second quarters of 2021 and 2020, the Company recognized $16.3 million and $33.0 million, respectively, of in-process research and development (“IPR&D”) intangible asset impairments on certain IPR&D projects.

(12)	The Company recognized a loss on early extinguishment of debt during the three-month period ended December 31, 2021, as a result of cash tender offers for certain outstanding series of senior notes.

(13)	Due to the reported net loss for this period, the effect of dilutive shares assuming net earnings is shown as an adjustment. Diluted share count used in Adjusted Diluted EPS is:

	Three Months Ended	Year Ended
	December 31, 2021	December 31, 2020

Diluted shares	208.9	207.0
Dilutive shares assuming net earnings	1.3	1.4
Adjusted diluted shares	210.2	208.4

The following sales table provides net sales from continuing operations by geography and product category for the three-month periods and years ended December 31, 2021 and 2020.

ZIMMER BIOMET HOLDINGS, INC.
NET SALES - YEARS ENDED DECEMBER 31, 2021 and 2020
(in millions, unaudited)

	2021					2020
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Geographic Results
United States	$889.2	$1,004.1	$942.6	$1,018.0	$3,853.9	$884.6	$605.2	$981.0	$1,036.9	$3,507.7
International	712.2	759.2	742.8	759.2	2,973.4	679.8	468.5	694.9	776.6	2,619.8
Total	$1,601.4	$1,763.3	$1,685.4	$1,777.2	$6,827.3	$1,564.4	$1,073.7	$1,675.9	$1,813.5	$6,127.5
Product Categories
Knees
United States	$339.6	$381.2	$363.1	$403.7	$1,487.6	$357.8	$215.5	$383.4	$425.8	$1,382.5
International	274.7	284.4	284.8	316.4	1,160.3	270.9	159.5	265.1	300.3	995.8
Total	614.3	665.6	647.9	720.1	2,647.9	628.7	375.0	648.5	726.1	2,378.3
Hips
United States	217.4	241.3	223.6	239.2	921.5	214.2	164.6	252.2	250.1	881.1
International	229.6	233.2	230.3	241.5	934.6	218.5	165.0	231.9	254.0	869.4
Total	447.0	474.5	453.9	480.7	1,856.1	432.7	329.6	484.1	504.1	1,750.5
S.E.T.*	417.6	462.1	437.6	410.5	1,727.8	380.9	292.7	417.1	434.9	1,525.6
Other	122.5	161.1	146.0	165.9	595.5	122.1	76.4	126.2	148.4	473.1
Total	$1,601.4	$1,763.3	$1,685.4	$1,777.2	$6,827.3	$1,564.4	$1,073.7	$1,675.9	$1,813.5	$6,127.5

* Sports Medicine, Extremities, Trauma, Craniomaxillofacial and Thoracic

The following sales tables provide the recast net sales % change and constant currency % change by geography and product category for the three-month periods within, and full years ended December 31, 2021 and 2020.  Net sales change information is presented on a GAAP (reported) basis and on a constant currency basis.  Constant currency percentage changes exclude the effects of foreign currency exchange rates.  They are calculated by translating current and prior-period sales at the same predetermined exchange rate.  The translated results are then used to determine year-over-year percentage increases or decreases.  Management uses this non-GAAP financial measure internally to evaluate the performance of the business.  Additionally, management believes this non-GAAP measure provides meaningful incremental information to investors to consider when evaluating the performance of the Company.  Management believes this measure offers the ability to make period-to-period net sales comparisons that are not impacted by changes in foreign currency exchange rates.  In addition, constant currency net sales changes are used as performance metrics in our incentive compensation programs. This non-GAAP financial measure may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

ZIMMER BIOMET HOLDINGS, INC.
NET SALES % CHANGE - YEAR ENDED DECEMBER 31, 2021
RECONCILIATION OF REPORTED NET SALES % CHANGE TO CONSTANT CURRENCY % CHANGE**
(unaudited)

	2021
	Q1			Q2			Q3			Q4			Year
	Reported % Change	Foreign Exchange Impact	Constant Currency** % Change	Reported % Change	Foreign Exchange Impact	Constant Currency** % Change	Reported % Change	Foreign Exchange Impact	Constant Currency** % Change	Reported % Change	Foreign Exchange Impact	Constant Currency** % Change	Reported % Change	Foreign Exchange Impact	Constant Currency** % Change
Geographic Results
United States	0.5%	-%	0.5%	65.9%	-%	65.9%	(3.9)%	-%	(3.9)%	(1.8)%	-%	(1.8)%	9.9%	-%	9.9%
International	4.8	6.5	(1.7)	62.0	10.9	51.1	6.9	1.4	5.5	(2.2)	(3.5)	1.3	13.5	3.0	10.5
Total	2.4%	2.8%	(0.4)%	64.2%	4.8%	59.4%	0.6%	0.6%	-%	(2.0)%	(1.5)%	(0.5)%	11.4%	1.2%	10.2%
Product Categories
Knees
United States	(5.1)%	-%	(5.1)%	77.0%	-%	77.0%	(5.3)%	-%	(5.3)%	(5.2)%	-%	(5.2)%	7.6%	-%	7.6%
International	1.4	6.6	(5.2)	78.2	12.4	65.8	7.5	1.6	5.9	5.4	(3.0)	8.4	16.5	3.3	13.2
Total	(2.3)	2.9	(5.2)	77.5	5.3	72.2	(0.1)	0.6	(0.7)	(0.8)	(1.2)	0.4	11.3	1.3	10.0
Hips
United States	1.5	-	1.5	46.6	-	46.6	(11.3)	-	(11.3)	(4.4)	-	(4.4)	4.6	-	4.6
International	5.1	5.9	(0.8)	41.3	8.2	33.1	(0.7)	0.8	(1.5)	(4.9)	(3.6)	(1.3)	7.5	2.2	5.3
Total	3.3	3.0	0.3	44.0	4.1	39.9	(6.3)	0.3	(6.6)	(4.6)	(1.8)	(2.8)	6.0	1.1	4.9
S.E.T.*	9.6	2.4	7.2	57.9	4.9	53.0	4.9	0.7	4.2	(5.6)	(1.3)	(4.3)	13.3	1.4	11.9
Other	0.3	2.8	(2.5)	110.9	5.0	105.9	15.7	0.3	15.4	11.9	(2.2)	14.1	25.9	0.9	25.0
Total	2.4%	2.8%	(0.4)%	64.2%	4.8%	59.4%	0.6%	0.6%	-%	(2.0)%	(1.5)%	(0.5)%	11.4%	1.2%	10.2%

* Sports Medicine, Extremities, Trauma, Craniomaxillofacial and Thoracic

** Net sales change information is presented on a GAAP (reported) basis and on a constant currency basis.  Constant currency percentage changes exclude the effects of foreign currency exchange rates.  They are calculated by translating current and prior-period sales at the same predetermined exchange rate.  The translated results are then used to determine year-over-year percentage increases or decreases.  Management uses this non-GAAP financial measure internally to evaluate the performance of the business.  Additionally, management believes this non-GAAP measure provides meaningful incremental information to investors to consider when evaluating the performance of the Company.  Management believes this measure offers the ability to make period-to-period net sales comparisons that are not impacted by changes in foreign currency exchange rates.  In addition, constant currency net sales changes are used as performance metrics in our incentive compensation programs. This non-GAAP financial measure may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

ZIMMER BIOMET HOLDINGS, INC.
NET SALES % CHANGE - YEAR ENDED DECEMBER 31, 2020
RECONCILIATION OF REPORTED NET SALES % CHANGE TO CONSTANT CURRENCY % CHANGE**
(unaudited)

	2020
	Q1			Q2			Q3			Q4			Year
	Reported % Change	Foreign Exchange Impact	Constant Currency** % Change	Reported % Change	Foreign Exchange Impact	Constant Currency** % Change	Reported % Change	Foreign Exchange Impact	Constant Currency** % Change	Reported % Change	Foreign Exchange Impact	Constant Currency** % Change	Reported % Change	Foreign Exchange Impact	Constant Currency** % Change
Geographic Results
United States	(7.1)%	-%	(7.1)%	(37.5)%	-%	(37.5)%	4.6%	-%	4.6%	0.1%	-%	0.1%	(9.9)%	-%	(9.9)%
International	(11.6)	(1.9)	(9.7)	(38.6)	(0.9)	(37.7)	(2.5)	2.2	(4.7)	(5.3)	4.2	(9.5)	(14.6)	0.9	(15.5)
Total	(9.2)%	(0.9)%	(8.3)%	(38.0)%	(0.4)%	(37.6)%	1.5%	0.9%	0.6%	(2.3)%	1.8%	(4.1)%	(12.0)%	0.4%	(12.4)%
Product Categories
Knees
United States	(6.7)%	-%	(6.7)%	(43.5)%	-%	(43.5)%	4.8%	-%	4.8%	1.4%	-%	1.4%	(10.8)%	-%	(10.8)%
International	(12.3)	(2.2)	(10.1)	(49.4)	(0.7)	(48.7)	(5.2)	2.2	(7.4)	(7.9)	3.9	(11.8)	(19.0)	0.9	(19.9)
Total	(9.2)	(0.9)	(8.3)	(46.2)	(0.4)	(45.8)	0.5	1.0	(0.5)	(2.7)	1.7	(4.4)	(14.5)	0.3	(14.8)
Hips
United States	(5.9)	-	(5.9)	(29.7)	-	(29.7)	10.1	-	10.1	1.4	-	1.4	(6.0)	-	(6.0)
International	(14.6)	(1.6)	(13.0)	(32.5)	(0.8)	(31.7)	0.8	2.1	(1.3)	(3.8)	4.1	(7.9)	(12.6)	0.9	(13.5)
Total	(10.5)	(0.8)	(9.7)	(31.1)	(0.4)	(30.7)	5.4	1.0	4.4	(1.3)	2.1	(3.4)	(9.4)	0.5	(9.9)
S.E.T.*	(6.2)	(0.7)	(5.5)	(28.4)	(0.5)	(27.9)	4.1	0.7	3.4	(0.5)	1.7	(2.2)	(7.7)	0.3	(8.0)
Other	(12.8)	(0.8)	(12.0)	(48.1)	(0.2)	(47.9)	(13.6)	0.9	(14.5)	(8.8)	1.7	(10.5)	(20.6)	0.4	(21.0)
Total	(9.2)%	(0.9)%	(8.3)%	(38.0)%	(0.4)%	(37.6)%	1.5%	0.9%	0.6%	(2.3)%	1.8%	(4.1)%	(12.0)%	0.4%	(12.4)%

* Sports Medicine, Extremities, Trauma, Craniomaxillofacial and Thoracic

** Net sales change information is presented on a GAAP (reported) basis and on a constant currency basis.  Constant currency percentage changes exclude the effects of foreign currency exchange rates.  They are calculated by translating current and prior-period sales at the same predetermined exchange rate.  The translated results are then used to determine year-over-year percentage increases or decreases.  Management uses this non-GAAP financial measure internally to evaluate the performance of the business.  Additionally, management believes this non-GAAP measure provides meaningful incremental information to investors to consider when evaluating the performance of the Company.  Management believes this measure offers the ability to make period-to-period net sales comparisons that are not impacted by changes in foreign currency exchange rates.  In addition, constant currency net sales changes are used as performance metrics in our incentive compensation programs. This non-GAAP financial measure may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

Cautionary Note Regarding Forward-Looking Statements

The foregoing contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the Company’s anticipated treatment of charges related to certain IPR&D for the quarter ended March 31, 2022, and the related impact to the Company’s GAAP and non-GAAP earnings per share. Forward-looking statements may be identified by the use of forward-looking terms such as “intends,” “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could” and similar expressions or the negatives of such terms or other variations on such terms or comparable terminology. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements, including relating to the Company’s quarter-end closing process and review by management and the Audit Committee of the Company’s Board of Directors. For a list and description of some of such risks, uncertainties and changes in circumstances, see the

Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and the Company expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, since, while management believes the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained herein.